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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statements on Form S-8 (Registration No. 33-84340 and Registration No.
33-47891) of MFB Corp. of our report dated November 28, 2006 which is incorporated by reference in this Annual Report on Form 10-K of MFB Corp. for the year ended September 30, 2006.


                                               /s/ Crowe Chizek and Company LLC
                                                Crowe Chizek and Company LLC

South Bend, Indiana
December 15, 2006